AMENDMENT NO. 1
                             TO THE LETTER AGREEMENT
                                 BY AND BETWEEN
                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
                        AND RUBICON INTERNATIONAL LIMITED

THIS AMENDMENT NO. 1 TO THE LETTER AGREEMENT by and between Specialized Health Products International, Inc, (the "Company") and Rubicon International Limited ("Rubicon") is made and entered into as of the 15th day of December, 2000, by and between the undersigned parties.

                                    RECITALS

         A. On or about February 8, 2000, the parties entered into Letter Agreement (the "Agreement").

         B. The parties hereto desire to amend the Agreement to reflect certain additional compensation to which Rubicon shall be entitled.

         NOW THEREFORE, the parties hereto hereby amend the Agreement as follows:

         1. In light of the fact that the level of services being performed by Rubicon is greater than originally expected by the parties, Rubicon, in addition to the compensation set forth in the Agreement, shall be entitled to the following compensation:

                  (i) A $25,000 cash fee payable on or before December 15, 2000 and;

                  (ii) The right to designate nominees holding not more than 250,000 Series D Warrants which nominees will be entitled to exercise said warrants (as may be amended or improved) on or before January 31, 2001 in exchange for a non-interest bearing promissory note(s) in a form reasonably satisfactory to the Company that are due and payable on July 31, 2001. The stock certificates representing the shares issued upon exercise of the Series D Warrants shall bear a legend indicating that the shares are "partially paid;" and

                  (iii) The right of the nominees designated in (ii) above to benefit from any amended or improved terms offered to holders of Series D Warrants, irrespective of the right to exercise in accordance with (ii) above.

         2. The Agreement shall remain in full force and effect and shall remain unaltered, except to the extent specifically amended herein.

IN WITNESS WHEREOF, the undersigned, have executed this Amendment No. 1 to the Agreement as of the date first above written.

SPECIALIZED HEALTH PRODUCTS                      RUBICON INTERNATIONAL
INTERNATIONAL, INC.


By   /s/ David Robinson                          By   /s/
    ------------------------------                    ------------------------
Its: President                                   Its: Chairman

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